                                                                   EXHIBIT 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-88669, No. 33-1 3995, No. 33-67940, No. 33-72438
and No. 333-06025) of Nashua Corporation of our report dated February 5, 1999, appearing on page 35 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.






Boston, Massachusetts
March 29, 1999